UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
    [   ]    Preliminary Proxy Statement          [ ]  Confidential, For Use of
                                                       the Commission Only (as
                                                       permitted by
                                                       Rule 14a-6(e)(2))
    [ X ]    Definitive Proxy Statement
    [   ]    Definitive Additional Materials
    [   ]    Soliciting Material Under Rule 14a-12

                               INFONOW CORPORATION
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                (Name of Registrant as Specified in Its Charter)
                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
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               pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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          fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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


                               INFONOW CORPORATION
                        1875 Lawrence Street, Suite 1100
                             Denver, Colorado 80202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of InfoNow Corporation, a Delaware corporation ("InfoNow" or the "Company"), will be held on May 14, 2004 at the Company's offices at 1875 Lawrence Street, Suite 1100, Denver, Colorado at 10:00 a.m. local time. The items of business to be considered at the meeting, all of which are more completely set forth in the accompanying proxy statement, will be:

1. To elect four (4) directors to serve until the next Annual Meeting of Stockholders, or until their respective successors are elected and qualified;

2. To ratify the selection by the Audit Committee of the Board of Directors of the independent auditors of the Company for the fiscal year ending December 31, 2004;

3.       To transact such other business as may properly come before the Annual
         Meeting.

         The Board of Directors has fixed the close of business on March 23, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. All stockholders are cordially invited to attend the Annual Meeting, but only stockholders of record on March 23, 2004 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available for inspection at the Annual Meeting and at InfoNow's principal executive offices during ordinary business hours for the ten-day period prior to the Annual Meeting.


                                         By Order of the Board Of Directors:

                                         By: /s/ Michael W. Johnson
                                             ----------------------------------
                                         Michael W. Johnson
                                         Chairman and CEO

                                         April 5, 2004

                                         Denver, Colorado

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     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE
     YOUR SHARES BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PREPAID (IF MAILED WITHIN THE UNITED STATES) RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.
           Your proxy may be revoked at any time before it is voted.
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


                               INFONOW CORPORATION
                        1875 Lawrence Street, Suite 1100
                             Denver, Colorado 80202

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 14, 2004

                             SOLICITATION OF PROXIES
                             -----------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of InfoNow Corporation (the "Board"), a Delaware corporation ("InfoNow" or the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 14, 2004 at 10:00 a.m. local time, at the Company's offices at 1875 Lawrence Street, Suite 1100, Denver, Colorado, and at any and all adjournments or postponements of such meeting. This Proxy Statement and the accompanying Proxy Card are being sent or mailed on or about April 5, 2004 to the Company's Stockholders who are entitled to notice of and to vote at the Annual Meeting.

Voting Tabulation

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of our common stock, $0.001 par value per share, represented will be voted in accordance with the instructions contained therein. Only shares of our common stock are entitled to vote at the Annual Meeting because our common stock is the only class of our voting equity securities outstanding. Executed proxies that contain no instructions will be voted FOR the election of each of the nominees for director and FOR each of the other proposals described herein. Abstentions will be considered present and entitled to vote at the Annual Meeting and, except with respect to the election of directors, will have the effect of negative votes.

     If your shares are registered in the name of a broker or other "street name" nominee, your votes will only be counted as to those matters actually voted by the broker or other nominee on your behalf. Brokers and other nominees will have the authority to vote on all matters to be considered at the Annual Meeting without your instructions. Broker non-votes will be considered present and entitled to vote at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the votes cast at the meeting or on the election of directors. With respect to the election of directors, votes may be cast in favor or withheld for each director nominee; votes that are withheld and broker non-votes will be excluded entirely from the tabulation of votes and will have no effect. The proxies will be tabulated and votes counted by our transfer agent and registrar, Computershare Investor Services.

     Stockholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting, by itself, will not be sufficient to revoke a proxy.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy Card, and of the solicitation of votes pursuant hereto, will be borne by the Company. Additionally, the Company may use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company may also request banks, brokers, and others who hold shares of common stock of the Company in nominee names to distribute proxy solicitation materials to beneficial owners, and may reimburse such banks and brokers for reasonable out-of-pocket expenses that they may incur in so doing.

Outstanding Capital Stock

     The Board has established the record date for determining the Stockholders entitled to notice of and to vote at the Annual Meeting to be March 23, 2004. At the close of business on that day, there were 9,883,785 shares of common stock of the Company outstanding and entitled to vote at the meeting.

Quorum and Voting Rights

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum for each matter to be voted upon at the Annual Meeting. Abstentions and broker non-votes will be considered present and entitled to vote at the Annual Meeting for purposes of establishing a quorum. In deciding all questions, a holder of common stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date.

Action to Be Taken at the Meeting and Votes Required

     Unless the Stockholder otherwise specifies in the Proxy Card, all properly executed Proxy Cards will be voted by the proxies (i) FOR the election of each of the four nominees named herein for the office of director, (ii) FOR the ratification of the selection of Deloitte & Touche, LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2004; and (iii) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     A plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of each of the director nominees. If the ratification of the selection of the auditors is not approved by a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote, our Audit Committee will review its future selection of auditors. If any other matter of business is properly brought before the meeting, the proxies will vote on such matters at their discretion. The directors are not aware of any such other matters or business to be brought before the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes set forth as of March 11, 2004, the number of shares of the Company's outstanding common stock beneficially owned by (i) beneficial owners of 5% or more of the Company's common stock; (ii) the Named Executive Officers set forth on page 10 of this Proxy Statement, (iii) each director and nominee for director of the Company, and (iv) all Named Executive Officers and directors of the Company as a group. All information is taken from or based upon ownership filings made by such persons with the Securities and Exchange Commission (the "SEC") or upon information provided by such persons to the Company, and the percentages are based upon 9,883,785 shares of common stock outstanding on March 11, 2004.

                                            Amount and Nature of                               Shares Beneficially
                                            Beneficial Ownership        Percent of Class        Owned Which May be
          Name and Address of                                             Beneficially          Acquired Within 60
            Beneficial Owner                                                Owned(1)                 Days(2)
  -------------------------------------     --------------------        ----------------       --------------------

  Certain Beneficial Owners
  Diker Management, LLC(3)
  745 Fifth Avenue, Suite 1409                          564,175                   5.7%
  New York, New York 10151.

  Executive Officers and Directors(4):
  Michael W. Johnson(5)                               1,880,119                  16.5%                1,538,060
  Jeffrey Peotter                                       189,316                   1.9%                   35,000
  Allan R. Spies                                        110,090                   1.1%                   59,375
  Duane Wentworth                                        87,708                   0.9%                   77,708
  James T. Brandt                                       274,198                   2.7%                  271,198
  Mark Geene                                                  0                      0                        0
  Harry R. Herbst                                       250,501                   2.5%                  234,429
  Donald Kark                                           506,059                   4.9%                  492,059
  James Medina                                           15,856                   0.2%                   15,856

  All Executive Officers and                          3,313,848                  26.3%                2,720,144
  Directors as a Group (9 persons):

(1) Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants which are currently exercisable or exercisable within 60 days of March 11, 2004 are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Represents the number of shares of common stock set forth under the column "Amount and Nature of Beneficial Ownership" that the beneficial owner has the right to acquire through the exercise of warrants or options that are currently exercisable or that are exercisable within 60 days of March 11, 2004.

(3) Diker Management, LLC reports having shared voting and dispositive power over the shares reported, 539,156 of which are reported as directly owned by Diker Value-Tech Fund, LP, and 25,019 of which are held by certain accounts managed by Diker Management, LLC. Diker Management, LLC is the investment manager of Diker Value-Tech Fund, LP and the investment advisor of the separately managed accounts. Diker GP, LLC, the general partner of Diker Value-Tech Fund, LP also reports having shared voting and dispositive power over the shares directly owned by Diker Value-Tech Fund, LP. Each of Charles M. Diker and Mark N. Diker, the managing members of each of Diker GP, LLC and Diker Management, LLC, also report having shared voting and dispositive power over the shares reported as beneficially owned by Diker Management LLC.

(4) The business address for each Named Executive Officer and Director provided above is 1875 Lawrence Street, Suite 1100, Denver, Colorado 80202.

(5) Includes 313,436 shares owned by Lost Angel Ventures, a limited liability company in which Michael Johnson and Lisa Johnson have shared voting and dispositive power.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of beneficially owned common stock of the Company. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2003, to the Company's knowledge, the Company's directors, executive officers and beneficial owners of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements.

                                   PROPOSAL 1
                                   ----------
                              ELECTION OF DIRECTORS
                              ---------------------

     Pursuant to the Bylaws of the Company, the authorized number of directors of the Company has been set at five. The members of the Governance Committee recommended and approved four director nominees. Based on recommendations from the Governance Committee, the Board has nominated four persons to be directors and four directors are to be elected at the meeting. The Company is currently conducting a search to fill the fifth director vacancy. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each nominee will be elected to hold office until the next annual meeting of Stockholders or until his successor is elected and has qualified. Proxy holders will not be able to vote the proxies held by them for more than four persons. If a quorum is present, the four nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
                       "FOR" EACH NOMINEE FOR THE BOARD.
                        ---

     The Board's nominees for director, each of whom is an incumbent director, are as follows:

      Nominee                        Age         Served as a Director Since
      -------                        ---         --------------------------

      Michael W. Johnson              42                    1995

      Jeffrey Peotter                 46                    2002

      Allan R. Spies                  55                    2000

      Duane Wentworth                 73                    1997

     Michael W. Johnson has served as Chief Executive Officer and a director of the Company since October 1995. In September of 1998, Mr. Johnson was elected Chairman of the Board. In March of 2001, Mr. Johnson was elected to serve as President of the Company. From 1990 to October 1995, Mr. Johnson was a consultant with McKinsey & Company, an international management-consulting firm, where he served leading technology companies in the United States and Europe on issues of growth, strategy, customer service, and mergers and acquisitions. Mr. Johnson holds a Bachelor of Science degree in Applied and Engineering Physics, and a Bachelors of Arts degree in English from Cornell University, a Diplome from Universite de Paris, and a Masters of Business Administration degree from Stanford University Graduate School of Business.

     Jeffrey Peotter joined the Board in July 2002, bringing more than 21 years of software and high-tech experience to InfoNow. Prior to joining the board, Mr. Peotter served as Vice President of Corporate Development for BEA Systems, a leading enterprise software provider, from February 2000 through October 2001, where he was responsible for strategic planning, mergers and acquisitions, and venture investing for the company. Previously, from May 1998 through February 2000, he was Vice President, General Manager, and Co-founder of the first division of BEA, growing the division's operations in a 12-month period from 50 to 250 employees and from $8 million to $40 million in annual sales. Under his leadership, the operation expanded to include offices in North America and Europe, serving clients worldwide. From June 1995 through May 1998, Mr. Peotter held executive positions in leading global enterprises, including the role of Co-founder and Co-chief Executive Officer of Leader Group, Inc., a software and services production and implementation firm that was later acquired by BEA Systems. Prior to Leader Group, Mr. Peotter held key management and sales positions with Sybase, Hewlett-Packard, and AT&T. Mr. Peotter holds a Bachelor of Science degree in Business Administration and Marketing from the University of Illinois. He currently serves as general manager of C4 Land, LLC, a real estate development company. Mr. Peotter serves on the Company's Audit and Governance Committees.

     Allan R. Spies has been a director since October 2000. Mr. Spies brings nearly 30 years of operations, finance and management expertise, gained through executive positions in leading global enterprises, to the Board. From 1996 to 2000, he served as the Chief Financial Officer of US West, a major telecommunications firm located in Denver, Colorado. In this role, Mr. Spies was responsible for internal and external finance including strategy, operations and investor relations. Mr. Spies worked for MediaOne from 1993 to 1996; he worked for US West when it spun off from AT&T from 1983 to 1993; and he worked for AT&T from 1970 to 1983. Mr. Spies holds a Bachelor of Science degree in Physics from California Lutheran University and a Master of Science degree in Management from Pace University. He currently serves on the Board of Directors and the Audit Committee of iPASS Inc. (NASDAQ:IPAS). Mr. Spies is chair of the Audit Committee and a member of the Governance Committee.

     Duane Wentworth has been a director since July 1997 and has served as a management consultant to various businesses since 1992. Mr. Wentworth has over 41 years of business experience, including serving in management positions with IBM and Control Data. During his tenure at Control Data, from 1976 to 1982, he was responsible for the formation of Professional Services Division, which provided world-wide consulting services for Control Data. Mr. Wentworth has also served as chairman and owner of Data Decisions, Inc., a supplier of specialized data processing services. Mr. Wentworth holds a Bachelor of Science degree in Mathematics from Mayville State University and a Master of Science degree in Mathematics from the University of North Dakota. Mr. Wentworth is chair of the Governance Committee and a member of the Audit Committee.

     Messrs. Johnson, Peotter, Spies and Wentworth currently serve on the Company's Board. Directors are elected annually to serve until the next annual meeting of Stockholders or until their successors are duly elected and have qualified. Messrs. Peotter, Spies and Wentworth are independent directors, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards. There are no family relationships among the Named Executive Officers, directors and nominees for election to the Board. Each of the nominees for director is a citizen of the United States of America.

                             Committees of the Board
                             -----------------------

     The Board has established an Audit Committee and a Governance Committee of the Board. The Board may, from time to time, establish certain other committees to facilitate the management of the Company. The members and functions of these committees are as follows:

Audit Committee

     The members of the Audit Committee are Jeffrey Peotter, Allan Spies and Duane Wentworth; Mr. Spies serves as Chairman. All of the Audit Committee members satisfy the applicable NASD listing standards for Audit Committee service. Mr. Peotter, Mr. Spies and Mr. Wentworth have past employment experience as senior executive officers with financial oversight responsibilities, and they are "financial experts" as defined by the SEC.

     The Audit Committee adopted a revised Audit Committee Charter in January 2004, a copy of which is available on the Company's website at www.infonow.com and is attached as an appendix to this proxy statement. The Audit Committee is responsible for, among other things, (i) engaging, compensating and overseeing the work of independent auditors for the purposes of preparing and issuing an audit report or performing other audit, review or attest services for the Company, (ii) reviewing the scope of, and the fees for, the annual audit and considering whether the provision of non-audit services is compatible with auditor independence, (iii) reviewing and approving in advance any and all related-party transactions pursuant to SEC Regulation S-K; (iv) reviewing with the independent auditors the corporate accounting practices, controls and policies of the Company, (v) reviewing the Company's quarterly and annual financial statements, including any changes in accounting principles and reporting standards used in the preparation of such statements, and discussing them with management and the independent auditors; (vi) reviewing with the independent auditors their final annual audit report, (vii) being available to the independent auditors during the year for consultation purposes; (viii) implementing and maintaining procedures for the receipt, retention and treatment of complaints regarding financial reporting matters, including anonymous submissions by Company employees, regarding internal controls, accounting or financial reporting; and (ix) investigating any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate. The Audit Committee met five times during the fiscal year ended December 31, 2003, and held one executive session with the independent auditors, at which no members of management were present.

     Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the members of the Audit Committee have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

Audit Committee Report

     The Audit Committee has discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits, their evaluation of the Company's internal controls and overall quality of the Company's financial reporting. The Audit Committee has also reviewed and discussed the audited financial statements with the management of the Company and has discussed with the independent auditors, Deloitte & Touche, LLP, the matters required to be discussed by Regulation S-X Rule 2-07, "Communication with Audit Committees" and SAS 61, as amended, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed the issue of independence with the independent auditor. The Audit Committee has also considered whether the independent auditor's provision of other non-audit services to the Company is compatible with the auditor's independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the SEC.

Independent Auditor Fees
The following table summarizes the aggregate fees billed to InfoNow by Deloitte & Touche, LLP for the last two fiscal years ended December 31:

($ in 000s)                                      2003               2002
Audit Fees (1)                              ---------------    ---------------
                                                $84.0              $65.0

Audit-Related Fees                                0                  0

Tax Fees (2)                                    $21.9               $9.2

All Other Fees                                    0                  0

                                            ---------------    ---------------
Total                                           $105.9             $74.2


(1)  Fees for audit services billed in 2003 consisted of:

     o    Audit of the Company's annual financial statements
     o    Reviews of the Company's quarterly financial statements
     o    Consents and other services related to SEC matters
     Fees for audit services billed in 2002 consisted of:
     o    Audit of the Company's annual financial statements
     o    Reviews of the Company's quarterly financial statements

(2) Fees for tax services billed in 2003 and 2002 consisted of tax compliance, including:
     o    Federal, state and local tax return assistance; and
     o    Sales and use, property and other tax return assistance

     The charter of the Audit Committee provides that the Audit Committee is responsible for the appointment, compensation, and oversight of the work of the independent auditors and must approve in advance any non-audit services to be performed by the independent auditors. The Audit Committee has not established formal audit and non-audit pre-approval policies; rather the Audit Committee reviews and approves each proposed engagement on a case-by-case basis to determine whether the provision of services is compatible with maintaining the independence of the independent auditor. The Audit Committee reviewed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Respectfully submitted on March 15, 2004 by the members of the Audit Committee of the Board.
      Allan R. Spies, Chair
      Jeff Peotter
      Duane Wentworth

Governance Committee

     In August 2002, the Board created a Governance Committee, which is responsible for the performance of duties previously delegated to our Compensation Committee, among other things. The Governance Committee handles Board nominations; executive officer appraisals, compensation, and succession planning; and other functions related to corporate governance. In February 2004, the Governance Committee adopted a written charter, which is available on the Corporate Governance section (under Investor Relations) of the Company's website at www.infonow.com.
   ---------------

     The members of the Governance Committee are Jeff Peotter, Allan Spies and Duane Wentworth; Mr. Wentworth serves as Chairman. All of the Governance Committee members are independent as defined by Rule 4200(a)(15) of the NASD listing standards. During fiscal year 2003, the Company did not engage in any transactions with the members of the Governance Committee. The Governance Committee met eight times during the fiscal year ended December 31, 2003, and held one executive session where no members of management were present.

Nomination of Directors

     In considering whether to nominate a candidate for election to the Board, each candidate's qualifications are considered in their entirety. There are no minimum qualifications. Potential candidates are identified from a number of sources, including but not limited to current Board members, InfoNow employees, stockholders and other interested parties, as appropriate. Candidates are evaluated by the Governance Committee in the context of current Board composition, the operating requirements of InfoNow and the long-term interests of stockholders. In determining whether to nominate a potential candidate, the Governance Committee considers, among other things, the candidate's work experience, personal reputation for integrity, and leadership ability.

Procedures for Stockholder Nominations and other Stockholder Communications to the Board

     In February 2004, the Governance Committee recommended to the Board and the Board adopted a resolution outlining procedures for nominating candidates for Board membership. Consistent with applicable law, InfoNow will consider nominating directors to the Board who are recommended by stockholders pursuant to the procedures set forth below:

o The Governance Committee must receive proposals for board nominees no less than 120 days nor more than 150 days prior to the date of the Annual Meeting of Stockholders at which the election is to be held, or if the date for the annual meeting is changed by more than 30 days from the date of the prior year's annual meeting, a reasonable time before InfoNow begins to print and mail its proxy materials.

o Stockholder proposal(s) for director nominations must include the following information, which is consistent with the information reviewed in connection with director nomination candidates recommended from other sources: information regarding the stockholder making the proposal, including (i) name, address, and number of shares of InfoNow beneficially owned; (ii) representation that stockholder or stockholder's bank, broker or other nominee is entitled to vote at the meeting at which directors will be elected, and that stockholder or stockholder's bank, broker or other nominee intends to cast its vote for the election of the stockholder's director nominee, if so nominated; (iii) name and address of the person or persons being nominated and such other information regarding each nominated person that would be required in a proxy statement filed pursuant to the SEC's proxy rules, including, but not limited to resume, biographical information for the last five years, including directorships and positions held with other companies, date of birth, list of references; (iv) a description of any relationship, arrangement or understanding between stockholder and nominee and any other person (including names) pursuant to which the nomination is made; (v) a description of any direct or indirect relationship, arrangement or understanding between stockholder or nominee and InfoNow; and (vi) consent of each such nominee to serve as a director if elected.

o Following verification of stockholder status, the Governance Committee will make an initial analysis of the qualifications of the candidate pursuant to the same criteria that would be used to evaluate a potential candidate nominated by the Governance Committee, summarized in the Company's "Board Nominee Qualifications Guidelines," a copy of which is available in the Corporate Governance Section of the Company's website at www.infonow.com.
                                                              ---------------

     The Governance Committee may, in its discretion, determine not to nominate director candidates suggested by stockholders, employees or other interested parties. Other than as set forth above, a potential candidate nominated by a stockholder will be treated like any other potential candidate during the review process by the Governance Committee.

     The Governance Committee has recommended, and the Board has approved, the following procedures to enable stockholders to communicate to individual or collective members of the Board: Stockholders may communicate with the Board by sending an email to [BoardofDirectors@infonow.com] or by sending a letter to InfoNow Corporation Board of Directors, 1875 Lawrence Street, Suite 1100, Denver, Colorado 80202. The correspondence will be forwarded to the Chairperson of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to InfoNow or its business, or is similarly inappropriate. The Company has the right to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communication.

Board Meetings and Attendance

     During the fiscal year ended December 31, 2003, there were 13 meetings of the Board, including one non-executive session. During the last full fiscal year, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which they served. At the last Annual Meeting of Shareholders, held on May 9, 2003, one of the four directors then in office was in attendance. Beginning in 2004, pursuant to a policy adopted by the Board in February 2004, all Directors are encouraged, but not required, to attend the Company's Annual Meeting of Stockholders.

Code of Business Conduct and Ethics

     In February 2004, the Governance Committee recommended to the Board and the Board adopted a Code of Business Conduct and Ethics for InfoNow, a copy of which is available in the Investor Relations Section of the Company's website at www.infonow.com.
---------------

Director Compensation

     Directors who are employees of the Company receive no additional compensation for service on the Board. Each director who is not a full-time employee of the Company is reimbursed expenses for attendance at Board and committee meetings. Each director who is not a full-time employee of the Company is also awarded an option to purchase 35,000 shares of the Company's common stock on a bi-annual basis. The options are exercisable at the fair market value of the Company's common stock on the date of grant and vest over a 24-month period. Options expire ten years from date of grant. If a director leaves the Board, his or her options stop vesting on the date of exit, and vested options can be exercised through the term of the original option agreement. Beginning in 2004, each non-employee director will also receive an annual fee of $7,000, paid quarterly, for serving on the Board, and a per-meeting fee of $500 for attendance at committee meetings.

                                   PROPOSAL 2
                                   ----------
                      RATIFICATION OF SELECTION OF AUDITORS
                      -------------------------------------

     The Audit Committee has selected Deloitte & Touche, LLP as InfoNow's independent auditors to perform the audit of our financial statements for 2004, and the stockholders are being asked to ratify this selection. Deloitte & Touche, LLP has served as our independent auditors since March 2000. Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

          THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                                                                   ---
 THE RATIFICATION OF THE SELECTION OF THE FIRM OF DELOITTE & TOUCHE, LLP AS OUR
        INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004.

EXECUTIVE OFFICERS

     The following persons are the Executive Officers of the Company:

Name                          Age                                                    Position and Offices Held
----                          ---                                                    -------------------------

Michael W. Johnson(1)         42                  Chief Executive Officer, President and Chairman of the Board

James T. Brandt               41                            Executive Vice President, Development and Services

Mark Geene                    45           Executive Vice President, Sales, Marketing and Business Development

Harry R. Herbst               52                             Executive Vice President, Chief Financial Officer

Donald Kark                   40                            Executive Vice President, Chief Technology Officer

James Medina                  42                           Treasurer, Controller and Vice President of Finance

-------------
(1) Information concerning the business experience of Mr. Johnson is provided under the section above entitled "Election of Directors."

     James Brandt was appointed Executive Vice President in March 2000, having joined InfoNow as Director of Operations in May of 1999. Prior to joining InfoNow, he was with TRW, Inc. (now part of Northrup Grumman) for 15 years starting as a Software Engineer and progressively moving to System Engineer, Lead Engineer, and ending as Program Manager. Mr. Brandt received a TRW Fellowship award entitling him to a full post-graduate scholarship. He was also selected to TRW's exclusive Leadership Program designed for future executives. Mr. Brandt has a Bachelor of Science degree in Electrical Engineering/Computer Science from Notre Dame and a Master of Science degree in Electrical Engineering from the University of Southern California.

     Mark Geene was appointed to his current position as Executive Vice President of Sales, Marketing and Business Development on September 30, 2003. Prior to joining InfoNow, he held sales management positions at IBM and Oracle, and senior executive positions at Tenfold Corporation and Dorado Software. As vice president of sales for Tenfold's financial services vertical business, Mr. Geene and his team grew revenues from $4.5 million to $33 million in two years, and Mr. Geene was significantly involved in that company's successful IPO. Most recently, while senior vice president of worldwide sales and field operations at Dorado, Mr. Geene and his team delivered significant revenue growth, established key distribution agreements and expanded sales operations to Asia and Europe. Mr. Geene holds a Bachelor of Science degree in Computer Engineering from Worcester Polytechnic Institute.

     Harry Herbst was appointed to his current position as Executive Vice President and Chief Financial Officer on February 22, 2001. Prior to joining InfoNow, Mr. Herbst was Executive Vice President and Chief Financial Officer at ICG Communications, Inc. From 1995 to 1998 he served as Vice President, Finance and Strategic Planning, and Treasurer for Gulf Canada Resources Limited. Prior to that, Mr. Herbst began his professional career as a CPA with Coopers & Lybrand (now PriceWaterhouseCoopers). He holds a masters degree from the University of Denver and an undergraduate degree in accounting from the University of Colorado.

     Donald Kark was named Chief Technology Officer in March of 2000, after serving as Executive Vice President since May of 1997. Prior to joining InfoNow in December 1996, Mr. Kark was with Welkin Associates, Ltd. from June 1995 to December 1996, where he was a consultant and advisor to high technology and government clients on data collection, analysis and mining systems. From June 1985 to June 1995, Mr. Kark worked with TRW, Inc. (now part of Northrup Grumman) as a Chief Engineer, Project Manager, Hardware Engineer and Software Engineer. He holds a Bachelor of Science degree in Computer Science and Electrical Engineering from Purdue University and has won numerous awards for his professional accomplishments, including TRW's most prestigious engineering award, the TRW Chairman's Award for Innovation.

     James Medina was named Vice President, Controller and Treasurer in May 2001, after joining InfoNow as Vice President and Controller in May 2000. Mr. Medina has more than 19 years of experience in the areas of finance, accounting and management. Prior to joining InfoNow, he served as Vice President of Finance and Administration for Teikyo Loretto Heights University from July 1997 to May 2000. He holds a Bachelor of Science degree in Accounting from the University of Colorado and a Masters of Business Administration from the Daniels School of Business at the University of Denver.

     All executive officers are citizens of the United States of America and are appointed by the Board and serve at the Board's discretion.

EXECUTIVE COMPENSATION
----------------------

         The following summary compensation table sets forth the cash compensation earned for the fiscal years ended December 31, 2003, 2002, and 2001 by the Company's Chief Executive Officer and by the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the 2003 fiscal year and whose individual total annual salary and bonus for the 2003 fiscal year exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                          Annual                        Long-Term
                                                        Compensation                   Compensation
                                                                                       --------------
                                                                                          Awards
                                          -----------------------------------------    --------------
                                                                                         Securities
Name and                                    Salary       Bonus            Other          Underlying
Principal Position            Year           ($)           ($)         Annual Comp       Options (#)
-----------------------------------------------------------------------------------------------------

Michael W. Johnson            2003          188,951            -            460(1)        380,000
   CEO, President,            2002          200,000            -            586(1)        290,000
   Chairman of the Board      2001          171,162            -            460(1)              -

James T. Brandt               2003          166,956            -            535(1)        179,115
   EVP, Development           2002          155,000            -            661(1)         65,000
   and Services               2001          130,000            -                 -         35,000

Harry R. Herbst               2003          181,517            -                 -         39,896
   EVP/Chief                  2002          190,000            -                 -         55,000
   Financial Officer          2001          167,833            -                 -        235,000

Donald Kark                   2003          166,871            -            850(1)        179,115
   EVP/Chief                  2002          160,000            -            863(1)         65,000
   Technology Officer         2001          141,614            -            750(1)         60,000

James Medina                  2003          102,465            -                            25,000
    Treasurer,                2002          102,500            -             90(1)          16,000
   Contoller and              2001           92,500            -                            24,000
   VP of Finance

--------------------
(1) Represents cost of annual premium payments for life insurance policies.

     The following table presents information concerning individual grants of options to purchase shares of our common stock made during the fiscal year ended December 31, 2003 to each of the Named Executive Officers. No stock appreciation rights ("SARs") were issued during the year ended December 31, 2003.

                        OPTION GRANTS IN LAST FISCAL YEAR

                             Number of       Percent of Total
                            Securities            Options            Exercise
                            Underlying          Granted to              or
                              Options           Employees           Base Price
Name                         Granted           in Fiscal Year          ($/Sh)          Expiration Date
----                         -------           --------------          ------          ---------------

Michael W.Johnson           30,000(1)              1.65%                $1.39          01/24/2013
                            12,500(2)              0.69%                $1.43          09/05/2013
                           337,500(3)             18.54%               $2.995          12/19/2013

James T. Brandt             20,000(1)              1.10%                $1.39          01/24/2013
                             9,115(2)              0.50%                $1.43          09/05/2013
                           150,000(4)              8.24%                $2.14          10/28/2013

Harry R. Herbst             30,000(1)              1.65%                $1.39          01/24/2013
                             9,896(2)              0.54%                $1.43          09/05/2013

Donald Kark                 20,000(1)              1.10%                $1.39          01/24/2013
                           150,000(5)              8.24%                $1.10          05/30/2013
                             9,115(2)              0.50%                $1.43          09/05/2013

James Medina                12,500(1)              0.69%                $1.39          01/24/2013
                             4,375(2)              0.24%                $1.43          09/05/2013
                             8,125(6)              0.45%                $2.22          11/20/2013

--------------------
(1) The option is immediately exercisable as to 1/12th of the total underlying shares, and the option becomes exercisable as to the remaining underlying shares in equal monthly installments of 1/12th of the total underlying shares on the 24th day of each month after the grant date until fully vested on the first anniversary of the grant date, provided as of each such vesting date the reporting person is an employee of the Company.
(2) 100% of the shares vested on December 31, 2003, provided as of such vesting date the reporting person was an employee of the Company.
(3) The stock option vested with respect to 1/26th of the underlying shares of common stock on January 31, 2004, and shall vest with respect to an additional 1/26th of the underlying shares of common stock on the last day of each calendar month thereafter until fully vested.
(4) The option vests and becomes exercisable for the underlying shares of common stock in 24 equal monthly installments beginning on November 28, 2003
(5) The option is exercisable as to 1/24th of the total underlying shares on June 20, 2003, and the option becomes exercisable as to the remaining underlying shares in equal monthly installments of 1/24th of the total underlying shares on the 30th day of each month after the grant date until fully vested on the first anniversary of the grant date, provided as of each such vesting date the reporting person is an employee of the Company.
(6) The option vests with respect 1/18th of the underlying shares on December 20, 2003, and with respect to an additional 1/18th of the underlying shares on the 20th of each month thereafter until fully vested on May 20, 2005, in each case subject to the reporting person's continued employment.

     The following table sets forth the fiscal year-end value of in-the-money options to purchase common stock for each Named Executive Officer as of December 31, 2003.

                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                  FISCAL YEAR-END OPTION VALUES

                         Shares         Value           Number of Securities              Value of Unexercised
                       Acquired on    Realized         Underlying Unexercised             In-the-Money Options
                        Exercise         ($)           Options at FY-End (#)                at FY-End ($)(1)
                                                       ---------------------                ----------------
        Name                                       Exercisable     Unexercisable     Exercisable     Unexercisable
        ----                                       -----------     -------------     -----------     -------------
Michael W. Johnson                                 1,461,960           348,696       1,363,004             9,508

James T. Brandt                                      234,393           144,722         200,892           109,450

Harry R. Herbst       27,000         51,015          286,632            43,264         420,594            20,915

Donald Kark                                          457,476           117,639         492,905           199,817

James Medina                                          59,951            15,049          67,223            16,120

(1) Based upon the difference between the exercise price and the fair market value of the common stock underlying the stock options at December 31, 2003 that had an exercise price less than the fair market value of the common stock on such date. The fair market value of Company common stock at December 31, 2003, measured as the mean of the closing bid and asked prices of the common stock on such date, was $2.88 per share.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2003, regarding securities authorized for issuance under the Company's equity compensation plans and pursuant to outstanding warrants issued in exchange for past services. The equity compensation plans include the 1990 Stock Option Plan and the 1999 Stock
Option Plan. As of December 31, 2003, there were 1,072,026 options outstanding and no shares of common stock available for future grant under the 1990 Stock
Option Plan, which has expired. As of December 31, 2003, there were 4,426,983 options outstanding and 1,573,017 shares available for grant under the 1999
Stock Option Plan. Both of these equity compensation plans have been approved by the Company's stockholders.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                                          Number of securities
                                                                                          remaining available for
                                Number of securities to be   Weighted average exercise    future issuance under
                                issued upon exercise of      price of outstanding         equity compensation plans
                                outstanding options,         options, warrants and        (excluding securities
                                warrants and rights          rights                       reflected in column (a))
Plan Category                               (a)                          (b)                          (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans                5,499,009                                                 1,573,017
approved by shareholders:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not             126,387                                                      0
approved by stockholders(1):
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                         5,625,396                                                 1,573,017
         Total:
------------------------------- ---------------------------- ---------------------------- ----------------------------


(1) Represents warrants issued as consideration in exchange for consulting services in 1995 and 2000.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                 -----------------------------------------------
                       AND CHANGE-IN-CONTROL ARRANGEMENTS
                       ----------------------------------

     On December 19, 2003, the Company extended the April 15, 2000 employment agreement with Michael W. Johnson, Chief Executive Officer and Chairman of the Board of the Company, to March 31, 2006. The agreement provides for an annual base salary of $250,000 (effective January 1, 2004) and cash performance bonuses of up to 50% of Mr. Johnson's annual base salary based on the achievement of overall Company performance and the achievement of specific individual performance targets as defined between Mr. Johnson and the Company's Governance Committee. The agreement provides for the periodic review and adjustment of Mr. Johnson's base salary. The agreement also grants Mr. Johnson the option to purchase 337,500 shares of the Company's common stock, with an exercise price based on the fair market value on December 19, 2003. The agreement provides for the acceleration of the vesting of all options awarded to him in the event that there is a change in control of the Company. Mr. Johnson is also eligible to receive additional options to purchase common stock as authorized from time to time by the Board. Mr. Johnson is also provided a total term life policy benefit of $1,500,000, payable to his estate in the event of his death during the term of the agreement. If Mr. Johnson is terminated without cause, he is entitled to 90 days advance notice and severance payments equal to 100% of his annual base salary then in effect for a period of 15 months. He is also entitled to maintain his employee benefits for 15 months.

     On October 26, 2003, the Company entered into a two-year employment agreement with James T. Brandt, Executive Vice President, Development and Services. The agreement provides for a base salary of $175,000, and cash performance bonuses of up to a maximum of 35% of base annual salary based on overall Company performance and the achievement of individual performance targets. The agreement provides for the periodic review and adjustment of Mr. Brandt's base salary. The agreement also grants Mr. Brandt the option to purchase 150,000 shares of the Company's common stock, with an exercise price based on the fair market value on October 28, 2003. Mr. Brandt is eligible to receive options to purchase common stock as authorized from time to time by the Board. Mr. Brandt is also provided a total term life policy benefit of $1,000,000 payable to his estate in the event of his death during the term of the agreement. If Mr. Brandt is terminated without cause, he is entitled to severance payments equal to 50% of his annual salary then in effect. He is also entitled to maintain his employee benefits for six months. If, during the terms of his agreement, Mr. Brandt dies or is prevented from performing the essential function of his job by reason of illness or incapacity, he (or his estate) is entitled to severance payments equal to 25% of his annual base salary. The Company's stock option plans provide for accelerated vesting of stock options, at the discretion of the Governance Committee, in the event there is a change in control of the Company.

     On August 22, 2003, the Company entered into a three-year employment agreement with Mark W. Geene, Executive Vice President, Sales, Marketing and Business Development. The agreement, with an effective date of October 1, 2003, provides for a base salary of $225,000, and quarterly cash performance bonuses based on defined quarterly revenue targets as follows: 0.5% of total quarterly revenue for the first $2.5 million of revenue in any given quarter, and 2.0% of quarterly revenue above $2.5 million in any given quarter. The agreement provides for the periodic review and adjustment of Mr. Geene's base salary. The agreement also grants Mr. Geene the option to purchase 400,000 shares of the Company's common stock, with an exercise price based on the fair market value on October 1, 2003. Mr. Geene's stock option agreement provides for the acceleration of the vesting of 50% of the options awarded to him in the event that there is a change in control of the Company. Mr. Geene is also eligible to receive additional options to purchase common stock as authorized from time to time by the Board. If Mr. Geene is terminated without cause, he is entitled to severance equal to 50% of his annual base salary then in effect. He is also entitled to maintain his employee benefits for six months. If, during the terms of his agreement, Mr. Geene dies or is prevented from performing the essential function of his job by reason of illness or incapacity, he (or his estate) is entitled to severance payments equal to 25% of his annual base salary. The Company's stock option plans provide for accelerated vesting of stock options, at the discretion of the Governance Committee, in the event there is a change in control of the Company.

     On February 3, 2004, the Company entered into an employment agreement with Harry R. Herbst, Executive Vice President and Chief Financial Officer. The agreement became effective on February 22, 2004 and extends for two years. The agreement provides for a base salary of $225,000, beginning April 1, 2004, and payable semi-monthly in arrears. The agreement also provides for cash performance bonuses of up to $75,000 based on defined performance targets. The agreement provides for the periodic review and adjustment of Mr. Herbst's base salary. Under this agreement, Mr. Herbst was granted an option to purchase 200,000 shares of the Company's common stock, with an exercise price based on the fair market value of the Company's stock on February 3, 2004. Mr. Herbst is also eligible to receive additional options to purchase common stock as authorized from time to time by the Board. If Mr. Herbst is terminated without cause, he is entitled to severance payments equal to 100% of his annual base salary then in effect. If, during the terms of his agreement, Mr. Herbst dies or is prevented from performing the essential function of his job by reason of illness of incapacity, he (or his estate) is entitled to severance payments equal to 25% of his annual base salary. The Company's stock option plans provide for accelerated vesting of stock options, at the discretion of the Governance Committee, in the event there is a change in control of the Company.

     On March 26, 2003, the Company entered into a two-year employment agreement retroactive to March 6, 2003 with Donald Kark, Executive Vice President and Chief Technology Officer. The agreement provides for an annual base salary of $175,000 and for the periodic review and adjustment of Mr. Kark's base salary. Mr. Kark is eligible for an annual performance bonus up to a maximum of 30% of base annual salary based on overall Company performance and the achievement of individual performance targets. Mr. Kark is also provided a total term life policy benefit of $1,000,000 payable to his estate in the event of his death during the term of the agreement. Under this agreement, Mr. Kark was granted an option to purchase 150,000 shares of the Company's common stock, with an exercise price based on the fair market value of the Company's stock on May 30, 2003. If Mr. Kark is terminated without cause, he is entitled to a severance payment equal to 50% of his annual salary then in effect. If, during the terms of his agreement, Mr. Kark dies or is prevented from performing the essential function of his job by reason of illness or incapacity, he (or his estate) is entitled to severance payments equal to 25% of his annual base salary. The Company's stock option plans provide for accelerated vesting of stock options, at the discretion of the Governance Committee, in the event there is a change in control of the Company.

On Certain Relationships and Related Transactions

     There have been no transactions during the last two years, and there are no proposed transactions, to which we were or are to be a party in which any of our directors or nominees for director, executive officers, 5% stockholders, or any of the members of the immediate family of any of them had or is to have a direct or indirect material interest.

                             STOCKHOLDER PROPOSALS
                             ---------------------

     No stockholder proposals were submitted for the 2004 Annual Meeting. Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the 2005 Annual Meeting of Stockholders of the Company, other than proposals recommending persons to be nominated by the Board, must be submitted in accordance with the rules of the SEC and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 6, 2004.

     If a stockholder intends to submit a proposal at the 2005 Annual Meeting, which proposal is not to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting, the Company must receive proper written notice on or before February 19, 2005. Under the rules promulgated by the SEC, stockholder proposals not included in the Company's proxy materials for its 2005 Annual Meeting of Stockholders in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will be considered untimely if notice thereof is received by the Company after February 19, 2005. Management proxies will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not included in the Company's proxy materials for the 2005 Annual Meeting unless the Company receives notice thereof by February 19, 2005 and the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Securities Exchange Act of 1934, as amended, are met.

                                  OTHER MATTERS
                                  -------------

     All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's common stock is based upon information contained in reports and/or schedules filed by such owner with the SEC.

     The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2003, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

     The Company will furnish without charge a copy of its Annual Report on Form 10-KSB, including the financial statements included therein, for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission to any Stockholder (including any beneficial owner) upon written or oral request to InfoNow Corporation, Attn: Investor Relations, 1875 Lawrence Street, Suite 1100, Denver, Colorado 80202; Telephone: 303-293-0212. A copy of the exhibits to such report will be furnished to any Stockholder upon written request and payment of a nominal fee.



                                          BY ORDER OF THE BOARD OF DIRECTORS:

                                          Michael W. Johnson
                                          Chairman and CEO

                                                                      Appendix A

Revised Audit Committee Charter
Adopted January 20, 2004

                               InfoNow Corporation
                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

The Audit Committee is established by the Board of Directors for the primary purpose of overseeing the accounting and financial processes of the Company and the audits of the financial statements of the Company, and for the additional purposes of overseeing:

     o    the integrity of the Company's financial statements,
     o the Company's compliance with legal and regulatory requirements relating to public company audit committees,
     o    the independent auditor's qualifications and independence,
     o the performance of the Company's internal audit function and independent auditor, and
     o the Company's system of disclosure controls, system of internal control over financial reporting, and system of internal controls regarding legal compliance and ethics established by the Company's management and Board.

Consistent with the foregoing, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels, and will report regularly to the Board regarding the execution of the Audit Committee's duties and responsibilities.

The Audit Committee has the authority to engage independent legal, accounting, or other advisors as deemed appropriate or necessary to perform its duties and responsibilities. (SOX Section 301) The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor, compensation to any advisers that the audit committee chooses to engage, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. (SOX Section 301)

II. COMPOSITION AND MEETINGS

The Audit Committee shall be comprised of three or more directors as determined by the Board. [NASDAQ 4350 (d)] Each member of the committee shall be independent of the management of the Company and be free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member. (SOX Section 301) Specifically, all such committee members shall (i) be independent as defined under Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c) thereunder); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years prior to being appointed to the Audit Committee; and (iv) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and shall qualify as an "audit committee financial expert" as such term is defined by applicable rules of the Securities and Exchange Commission. [NASDAQ Rule 4200, NASD Rule 4350 (d) (2) (A), Rule S-B 401(e) and Rule 10A-3 of the Exchange Act]

The members of the Audit Committee shall be appointed each year by the Board at its annual organizational meeting and shall serve in such capacity until the earliest of their resignation, removal by the Board, or the date upon which their successors are duly appointed. The Chairman of the Audit Committee shall be appointed by a majority of the members then serving on the Audit Committee.

The Committee shall meet at least six times annually, or more frequently as circumstances dictate. In order to accomplish its objectives, the Audit Committee should strive to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company and will provide direct supervision to the Company's independent auditors. [SOX, Section 301] This communication shall include private executive sessions, at least annually, with the independent auditors. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial and accounting personnel and the cooperation that the independent auditors received during the course of the audit.

III. RESPONSIBILITIES AND DUTIES

In carrying out its responsibilities, the audit committee will:
(i) appoint, compensate, retain and oversee the work of the independent auditor engaged by the Company (including the resolution of disagreements between management and the independent auditor regarding financial reporting) for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Company; [SOX,
              Section 301]
(ii) review and pre-approve the scope of the proposed audit services for the current year and the audit procedures to be utilized, including a review of any issues discussed with management prior to retention; [SOX, Section 301]
(iii) review and pre-approve the independent auditor's non-audit services and related fees and consider whether the provision of non-audit services is compatible with auditor independence; [SOX and new NASDAQ listing requirements]
(iv) review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and review any recommendations for the improvement of the Company's internal control over financial reporting or particular areas where new or more detailed controls or procedures are desirable; [SOX Section 404(b)]
(v) review with the independent auditors the use of independent public accountants other than the appointed auditors of the Company;
(vi) review with the independent auditor critical accounting policies used by the Company, including management judgments and accounting estimates, as well as any changes in accounting principles and reporting standards used in the preparation of the Company's financial statements; [SOX, Section 204]
(vii) review with the independent auditors alternative accounting treatments of financial information within GAAP that have been discussed with management, including ramification of such accounting treatments and disclosures and the treatment preferred by the independent auditors; [SOX, Section 204]
(viii) review the company's quarterly and annual financial statements, including press releases and SEC filings, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements; [Item 306 of Regulation S-K]
(ix) review with the independent auditors any serious difficulties or disputes with management encountered during the course of the audit, including any restrictions on the scope of their work or access to required information; [SOX, Section 204]
(x) review with the independent auditors their final report, including any adjustments, material written information between the independent auditors and management, and any other comments or recommendations of the independent auditors; [SOX,
              Section 204]
(xi) provide a report in the annual proxy that includes the Audit Committee's review and discussion of matters with management and the independent auditors:
(xii) be available to the independent auditors during the year for consultation purposes;
(xiii) review and approve all related party transactions pursuant to SEC Regulation S-K, Item 404 and applicable rules of the NASD; [New Nasdaq listing requirements]

(xiv) review, with the Company's counsel, legal compliance matters including corporate securities trading policies; (xv) review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements;
(xvi) discuss, as necessary, policies related to risk assessment and risk management;
(xvii) establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters; [Rule 10A-3]
(xviii) investigate any and all matters raised through the Audit Committee's formal complaint process, as well as any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate;
(xix) ensure that the lead audit partners assigned by the Company's independent auditors, as well as the audit partner responsible for reviewing the Company's audit, are changed at least every five years; [SOX, Section 301]
(xx) review the Audit Committee Charter annually to assess its adequacy, recommend necessary or appropriate changes for Board approval and adoption, and cause the Charter to be published as an appendix to the Company's annual meeting proxy statement every three years; [Nasdaq listing requirement]
(xxi) ensure the receipt from the independent auditors of a formal written statement delineating the relationships between the independent auditor and the Company, consistent with Independent Standards Board Standard 1;
(xxii) actively engage in dialogue with the independent auditor with respect to any disclosed relationship or services that may impact the objectivity of the independent auditor;
(xxiii) discuss the matters reviewed at each committee meeting with the Board; and
(xxiv) perform any other activities consistent with this Charter, the Company's by-laws and governing laws, as the Committee or the Board deems necessary or appropriate.

The Company's management is responsible for the company's financial reporting process, including its system of internal controls over financial reporting, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements and reporting directly to the Audit Committee. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures.

                               INFONOW CORPORATION
                        1875 Lawrence Street, Suite 1100
                             Denver, Colorado 80202
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        for the Annual Meeting of Stockholders to be held on May 14, 2004


     The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and Proxy Statement dated April 5, 2004, relating to the Annual Meeting of Stockholders to be held at the Company's offices at 1875 Lawrence Street, Suite 1100, Denver, Colorado 80202, at 10:00 a.m. local time, and hereby appoints Harold Herbst and Rebecca Winning, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of InfoNow Corporation registered in the name provided herein which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals proposed by InfoNow Corporation set forth in said Proxy Statement, which proposals are set forth below.

         Proposal 1.  To elect four (4) directors to serve until the next
                      Annual Meeting of Stockholders, or until their respective successors are elected and qualified;

         Proposal 2.  To ratify the selection by the Audit Committee of the
                      Board of Directors of the independent auditors of the Company for the fiscal year ending December 31, 2004;

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

     SEE REVERSE SIDE. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted for proposals 1 and 2. This proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Stockholders Meeting to the undersigned. Please mark your votes with an "X".

     InfoNow Corporation's Board of Directors recommends a vote "FOR" all proposals.

1. Approval of the election of each of the four nominees named herein for the office of director to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

     |_| FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) |_| WITHHOLD AUTHORITY TO VOTE FOR ALL LISTED BELOW

        Michael W. Johnson, Jeffrey Peotter, Allan Spies, Duane Wentworth

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. Ratification of the appointment of Deloitte & Touche, LLP as independent auditors of the Company for the fiscal year ended December 31, 2004.

     |_| FOR                   |_|   AGAINST                 |_|    ABSTAIN


By signing this proxy the signatory authorizes its transmission to InfoNow Corporation or the proxies by electronic means, including telecopy. The undersigned hereby authorizes the proxies, and each of them, in their discretion, to vote on any other business as may properly be brought before the Annual Meeting or any adjournment thereof.

Address Change? Mark here |_|                   Dated:
                                                       -------------------------
Indicate Changes below:

                                               ---------------------------------
                                               Signature(s) of Shareholder(s)


                                               ---------------------------------
                                               Signature(s) of Shareholder(s)

Signature(s) must agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint tenants, both must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE SIGN AND DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED,
          POSTAGE PRE-PAID (IF MAILED WITHIN THE U.S.) RETURN ENVELOPE.